Holisto Investment and Acquisition	12 Months Ended
Dec. 31, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Holisto Investment and Acquisition	Holisto Investment and Acquisition
On July 30, 2024, we entered into an investment for a 38.6% (30.0% fully-diluted by share options) ownership interest in Holisto Limited ("Holisto"), a technology-based online travel booking platform for an aggregate price of €10.2 million, which included direct transaction costs incurred to acquire the investment. Concurrently, we entered into a share purchase option from Holisto granting trivago the right to purchase the remaining ownership stake, which would bring our total ownership interest to 100% on a fully-diluted basis. At signing, the option was exercisable within a period of 15 months following the close of the initial investment.
On July 31, 2025, we exercised our share purchase option and acquired the remaining 69.2% of equity interests in Holisto for an aggregate cash purchase price of €22.3 million (USD 25.5 million) (the "step acquisition"). Immediately prior to the transaction closing, we owned a 30.8% interest in Holisto due to the share options exercised, which was accounted for as an equity method investment. The acquisition of Holisto was driven by strategic objectives to enhance trivago's product offerings and long-term growth. Holisto was subsequently renamed to trivago DEALS Ltd.
The step acquisition was accounted for as a business combination using the acquisition method of accounting. As a result, the financial results of Holisto have been included in our consolidated financial statements from the date of acquisition. We have consolidated the financial statements of Holisto after acquisition on a one month lag basis, refer to "Note 2 - Significant accounting policies - Consolidation". For the year ended December 31, 2025, our consolidated statement of operations included €12.6 million in revenues and €2.7 million in net income from Holisto.
The step acquisition also required remeasurement of our existing 30.8% ownership interest in Holisto and the share purchase option to fair value. We utilized the €22.3 million acquisition price to determine the fair value of the existing equity interest. Remeasurement of our equity interest along with the derecognition of the purchase option resulted in the recognition of a gain of €3.2 million (the "Step Acquisition Gain"), which is now included in net other income in our consolidated statement of operations for 2025.
The following table summarizes the purchase price consideration in connection with the step acquisition (in millions):

Total cash paid	€22.3
Fair value of existing 30.8% equity interest	9.9
Total consideration	€32.2
Expenses related to the step acquisition totaled approximately €0.6 million during 2025, consisting of professional fees which are classified as general and administrative expenses in the consolidated statements of operations. The initial carrying value of our Holisto equity method investment in July 2024 also included €0.9 million of capitalized direct transaction costs.
We have allocated the consideration paid for Holisto to the net tangible and identifiable intangible assets based on their estimated fair values.
The following table summarizes the final acquisition date fair values of the assets acquired and liabilities assumed:

(in thousands)	July 31, 2025
Cash and cash equivalents	€7,272
Restricted cash	51
Short term deposits	21,677
Accounts receivable	8,689
Prepaid expenses and other current assets	3,590
Deferred tax assets	1,794
Other long term assets	393
Goodwill	14,192
Intangible assets, net	31,445
Total Assets	€89,103
Accounts payable	(5,952)
Advances from travelers	(46,186)
Deferred revenue	(3,251)
Other liabilities	(1,479)
Net assets acquired	€32,235
Goodwill represents the excess of the purchase price over the fair value of the underlying net tangible and identifiable intangible assets, which primarily relates to the future economic benefits arising from assets that are not individually identified and separately recognized. The recognized goodwill is not deductible for income tax purposes. For further detail on the acquired intangible assets, refer to Note 8 - Goodwill and intangible assets, net.
Supplemental Pro Forma Information
The following table presents unaudited supplemental pro forma consolidated revenue and net income/(loss) for the years ended December 31, 2025 and 2024 as if the Holisto acquisition had occurred on January 1, 2024.

	Year ended December 31,
(in thousands)	2025	2024
Revenue	€564,017	€484,896
Net income/(loss)	494	(34,980)
The pro forma consolidated revenue reflects actual revenues prior to the Holisto acquisition, adjusted to eliminate intercompany transactions between trivago and Holisto that would have been eliminated had the entities been consolidated since January 1, 2024. The pro forma net income/(loss) is adjusted to (i) include amortization of acquired intangible assets, and (ii) exclude remeasurement gains and losses on certain Holisto financial instruments that were extinguished in direct connection with the acquisition, the Step Acquisition Gain, net losses from the Holisto equity method investment, and acquisition and integration costs.
The pro forma information is not necessarily indicative of the results of operations that we would have reported had the transaction actually occurred at the beginning of the period nor is it necessarily indicative of future results. The pro forma financial information does not reflect the impact of future events that may occur after the acquisition, including, but not limited to, anticipated costs savings from synergies or other operational improvements.